UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2013

Constant Contact, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33707	04-3285398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Trapelo Road Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 472-8100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition	3
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3
Item 9.01 Financial Statements and Exhibits	3
SIGNATURE	4
EXHIBIT INDEX	5
Ex-99.1 Press release entitled “Constant Contact Announces Fourth Quarter and Full Year 2012 Financial Results”

Item 2.02.	Results of Operations and Financial Condition.

On January 31, 2013, Constant Contact, Inc. (the “Company”) announced its financial results for the full year and fourth quarter 2012. The full text of the press release issued by the Company on January 31, 2013 in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2013, the Compensation Committee of the Company’s Board of Directors approved discretionary, one-time cash bonuses of $15,000 payable to Christopher M. Litster, the Company’s Vice President and General Manager, EventSpot, and $5,000 payable to David Gilbertson, the Company’s Vice President and General Manager, SaveLocal, in recognition of their performance in 2012.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit shall be deemed to be furnished and not filed with this Current Report on Form 8-K:

99.1	Press release entitled “Constant Contact Announces Fourth Quarter and Full Year 2012 Financial Results,” issued by the Company on January 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTANT CONTACT, INC.

Date: January 31, 2013	By:	/s/ Robert P. Nault
Robert P. Nault

Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release entitled “Constant Contact Announces Fourth Quarter and Full Year 2012 Financial Results,” issued by the Company on January 31, 2013 (furnished and not filed).

5